December 18, 2017

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Active Bond Fund
Touchstone Arbitrage Fund
Touchstone Emerging Markets Small Cap Fund
Touchstone High Yield Fund
Touchstone Merger Arbitrage Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Premium Yield Equity Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Total Return Bond Fund
Touchstone Ultra Short Duration Fixed Income Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2017

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the aforementioned.

Effective immediately, the Funds may participate in the ReFlow liquidity program. Accordingly, the Funds’ Prospectus and SAI are supplemented as follows:

The following paragraph is added under the section entitled “Principal Investment Strategies and Risks — Can a Fund Depart from its Principal Investment Strategies?” in the Prospectus:

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event a Fund uses the ReFlow service, that Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

The following sentence is added in the sub-section entitled "Redemption in Kind" under the "Investing With Touchstone" section of the Prospectus:

The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

The following disclosure is added under the section entitled “Permitted Investments and Risk Factors” in the SAI:

Continued next page

ReFlow Liquidity Program

The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund's liquidity needs on a particular day. Investments in the Funds by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds’ prospectus.

The first sentence of the "Expense Limitation Agreement" paragraph in the sub-section entitled "Fees Paid to the Advisor" under "The Advisor" section of the SAI is hereby deleted and replaced with the following:

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limit set forth below.

The following sentence is added at the end of the sub-section entitled “Redemptions in-Kind” under the “Other Purchase and Redemption Information” section of the SAI:
The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • www.TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-S5-1712